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                                                                   EXHIBIT 10.24

            EXTENDED SYSTEMS INCORPORATED EMPLOYMENT CONTRACT / OFFER



          THIS CONTRACT IS MADE between EXTENDED SYSTEMS INCORPORATED (ESI) and Holmes T. Lundt (EMPLOYEE) for the employment of EMPLOYEE by ESI.

IT IS AGREED BETWEEN THE PARTIES:

    1. EMPLOYMENT: ESI hereby hires EMPLOYEE and EMPLOYEE accepts initial employment with ESI as Development Engineer.

    2. TERMS OF EMPLOYMENT: This Agreement shall commence the 25th day of June, 1984, and shall continue until terminated by either party.

    3. COMPENSATION: The EMPLOYEE shall receive as compensation for his services $100 per year, plus all employee benefits as set forth in the current issue of the Extended Systems Employee Handbook.

    4. DUTIES OF EMPLOYEE: EMPLOYEE shall have the following duties and authority: Product research, definition, development and release. Component selection, sourcing and vendor liason. .
        _______________________________________________________________________
        _______________________________________________________________________

    5. SICK LEAVE: If an EMPLOYEE misses five (5) consecutive work days, he/she shall not return to work without a signed statement from a medical doctor stating the nature of the illness that prevented the EMPLOYEE from working.

    6. VACATION: EMPLOYEE shall accumulate 1.6 working days of paid vacation for each month of employment. Vacation may be taken subject to advance approval by ESI. A maximum of ten (10) vacation days may be carried over into each new calendar year. Upon termination of this Agreement, EMPLOYEE shall receive compensation for accumulated vacation time.

    7. TRAVEL EXPENSES: EMPLOYEE shall be reimbursed for all authorized travel and lodging expenses.

    8. FRINGE BENEFITS: Fringe benefits shall be provided by ESI as set forth in the Extended Systems Employee Handbook delivered to EMPLOYEE, which is part of this Agreement.

    9. TERMINATION: With or without good cause either party may terminate this Agreement by giving fourteen (14) days written notice to the other. Termination of this agreement shall not terminate the NONDISCLOSURE AGREEMENT between the parties.


DATED this 25th day of June, 1984.

ESI
By        /s/ Ted L. Wimer                         /s/ Holmes T. Lundt
  -------------------------------------     -----------------------------------
                                                          EMPLOYEE